Exhibit 10.20

Execution version

Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933, as amended, because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Dated: December 2025

KOMAINU (JERSEY) LIMITED

KOMAINU

and

COINSHARES DIGITAL SECURITIES LIMITED

and

COINSHARES (JERSEY) LIMITED

and

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

and

COINSHARES CAPITAL MARKETS (JERSEY) LIMITED

Sixth Amendment Agreement to the
Cryptocurrency Custody Agreement
dated 21 December 2020

This agreement is dated December 2025

(1)	KOMAINU (JERSEY) LIMITED a private limited company incorporated under the laws of Jersey, Channel Islands (with registered number 127169) having its registered address at 3rd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (“Komainu” or the “Custodian”);

(2)	COINSHARES DIGITAL SECURITIES LIMITED, a company incorporated under the laws of Jersey, the Channel Islands (with registered number 127061) having its registered address at 2rd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Company” or the “Client”);

(3)	COINSHARES (JERSEY) LIMITED, a company incorporated under the laws of Jersey, the Channel Islands (with registered number 102184) having its registered address at 2rd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Programme Manager”);

(4)	THE LAW DEBENTURE TRUST CORPORATION p.l.c., a company incorporated under the laws of England and Wales (with company number 01675231), with a registered office address of 8th Floor, 100 Bishopsgate, London EC2N 4AG, England (the “Trustee”), which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of the Trust Instrument (as defined in the Custody Agreement) as trustee for the Security Holders (as defined in the Trust Instrument); and

(5)	COINSHARES CAPITAL MARKETS (JERSEY) LIMITED, a company incorporated under the laws of Jersey, the Channel Islands (with registered number 122384) having its registered address at 2nd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Staking Agent”).

(together, the “Parties”, each of the same, a “Party”).

WHEREAS

(A)	The Parties (other than the Staking Agent) entered into a Cryptocurrency Custody Agreement (the “Original Agreement”) dated 21 December 2020 which was amended by a first amendment agreement (the “First Amendment Agreement”) between the Parties dated 21 December 2021, a second amendment agreement (the “Second Amendment Agreement”) between the Parties dated 11 March 2022, a third amendment agreement (the “Third Amendment Agreement”) between the Parties dated 3 March 2023, a fourth amendment agreement (the “Fourth Amendment Agreement”) between the Parties dated 18 October 2023, a fifth amendment agreement (the “Fifth Amendment Agreement” and the Original Agreement as amended by the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, the Fourth Amendment Agreement, the Fifth Amendment Agreement and the fees side letter dated 8 July 2024, the “Custody Agreement”) dated 8 July 2024 and a fees side letter between the Parties dated 8 July 2024.

(B)	Under the Original Agreement the Custodian agreed, inter alia, to open the Secured Wallets for the Pools and Digital Currencies respectively set out in the first and second columns of the table in Clause 2.1 of the Original Agreement.

(C)	By Clause 2.2 of the First Amendment Agreement the table in Clause 2.1 was deleted and the table in Part A of Schedule 1 to the First Amendment Agreement substituted therefor. In addition by Clause 2.3 of the First Amendment Agreement the Custodian confirmed that as at the date of the First Amendment Agreement it was able (as a technical matter) to provide the services provided for in the Original Agreement as amended in respect of all the Digital Currencies specified in Part A of Schedule 1 to the First Amendment Agreement other than those specified in Part B of Schedule 1 to the First Amendment Agreement.

(D)	By Clause 2.1 of the Second Amendment Agreement Part B of Schedule 1 to the First Amendment Agreement was amended by the deletion of the three Pools and Digital Currencies specified in Clause 2.1 of the Second Amendment Agreement.

(E)	By a letter dated 27 May 2022 from the Issuer to the Custodian delivered in accordance with Clause 2.1 of the Original Agreement and confirmed by the Custodian, the Issuer requested the Custodian to open the Secured Wallets for the Pools and Digital Currencies listed in such letter.

(F)	By Clause 2.4 of the Third Amendment Agreement a new Clause 2.1A was added to the Original Agreement by which the Custodian agreed to open Secured Wallets for the Pools relating to Basket Securities and Index Securities initially being those specified in Clause 2.4 of the Third Amendment Agreement.

(G)	By Clause 2.17 of the Fourth Amendment Agreement, a new Appendix 7: Vault Staking Services was added to the Original Agreement, Annex B of which Appendix 7 specified the Digital Currencies which were Eligible Assets for the purposes of such Appendix 7.

(H)	By Clause 2.4 of the Fifth Amendment Agreement, Annex B of Appendix 7 was amended by the addition of ALGO and MATIC to the list of Eligible Assets for the purposes of such Appendix 7.

(I)	By an eleventh supplemental trust instrument (the “Eleventh Supplemental Trust Instrument”) of even date herewith (i) certain classes of Individual Securities were deleted from the Trust Instrument; (ii) the names of the remaining Individual Securities were changed; and (iii) certain new classes of Individual Securities were created.

(J)	The Parties now wish to amend the Custody Agreement to reflect the changes made by the Eleventh Supplemental Trust Instrument.

Agreed terms

1.	Definitions and interpretation

1.1	Terms defined in the Custody Agreement shall have the same meaning when used in this agreement, unless defined below.

1.2	The rules of interpretation of the Custody Agreement shall apply to this agreement as if set out in this agreement.

1.3	Unless the context otherwise requires, references in the Custody Agreement to “this agreement” shall be to the Custody Agreement as amended by this agreement.

1.4	In this agreement:

(a)	any reference to a “clause” i s, unless the context otherwise requires, a reference to a clause of this agreement; and

(b)	clause headings are for ease of reference only.

2.	Amendments to the Custody Agreement

2.1	In consideration of the sum of £1 paid by the Programme Manager on behalf of itself, the Client, the Staking Agent and the Trustee to the Custodian (receipt whereof the Custodian hereby acknowledges), the Parties hereto agree that the Custody Agreement shall be amended with effect on and from the date hereof as set out herein.

2.2	[***]

2.3	Part A of Schedule 1 to the First Amendment Agreement shall be deleted and replaced by the contents of Schedule 1 to this Agreement. The changes made to Schedule 1 to the First Amendment Agreement by this clause include giving effect to the following changes consequent upon changes made to the Digital Securities effected by the Issuer:

(a)	[***]

(b)	the names of following Pools being changed as follows (subject to further amendment pursuant to paragraphs (c) and (d)):

[***]

(c)	the name of each Pool relating to a class of Individual Securities other than any class of Individual Securities which is a Staking Class being amended by (i) deleting the word “Physical” and (ii) by adding the expression “ETP” at the end;

(d)	the name of each Pool relating to a class of Individual Securities which is a Staking Class being amended by (i) deleting the words “Physical Staked” and (ii) by adding the expression “Staking ETP” at the end;

(e)	[***]

(f)	the addition of Pools created by the Issuer since the date of the Second Amendment Agreement.

2.4	Part B of Schedule 1 to the First Amendment Agreement shall be deleted and replaced by the contents of Schedule 2 to this Agreement.

2.5	[***]

3.	Continuity

The provisions of the Custody Agreement shall, save as amended in this agreement, continue in full force and effect, and shall be read and construed as one document with this agreement.

4.	Miscellaneous

4.1	This agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one agreement. No counterpart shall be effective until each party has executed at least one counterpart.

4.2	Any signature to this agreement transmitted or given by electronic means shall be deemed an original signature and, accordingly, be binding upon the Parties hereto to the same extent and with the same force and effect as an original (wet-ink) signature.

5.	Governing law and jurisdiction

5.1	This agreement and any matter, claim or dispute arising out of, or in connection with, its subject-matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of England & Wales.

5.2	The Parties agree that the English courts are to have jurisdiction to settle any disputes or claims which may arise out of or in connection with this agreement and that accordingly any suit, action or proceedings arising out of or in connection with this agreement (together referred to as “Proceedings”) may be brought in the courts of England. For these purposes the Company and the Custodian irrevocably submit to the non-exclusive jurisdiction of the English courts and further irrevocably and unconditionally agree that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

5.3	The Company irrevocably appoints CoinShares Capital Markets (UK) Limited, whose registered office is at 1st Floor 3 Lombard Street, London, England, EC3V 9AQ, (the “Company Service Agent”) to receive, for it and on its behalf, service of any document to be served on the Company in connection with any Proceedings. If for any reason the Company Service Agent is unable to act as such, the Company will promptly notify the Custodian and within 14 calendar days appoint a substitute agent for service of process acceptable to the Custodian.

The Custodian irrevocably appoints Komainu UK Limited, whose registered office is at 1 Angel Lane London EC4R 3AB, (the “Custodian Service Agent”) to receive, for it and on its behalf, service of any document to be served on the Custodian in connection with any Proceedings. If for any reason the Custodian Service Agent is unable to act as such, the Custodian will promptly notify the Company and within 14 calendar days appoint a substitute agent for service of process acceptable to the Company.

5.4	The Custodian acknowledges that, pursuant to the Security Deed (as amended), the Company has assigned to the Trustee for the benefit of itself and the Security Holders (as defined in the Security Deed (as amended)) in respect of the Digital Securities of each class by way of security all its present and future rights, title and interest in the Custody Agreement as amended by this agreement to the extent that the same relates to such class.

This agreement has been entered into on the date stated at the beginning of it.

For and on behalf of

COINSHARES DIGITAL SECURITIES LIMITED

/s/ Kirsty Lawrence
Name:	Kirsty Lawrence
Position:	Director

For and on behalf of

COINSHARES (JERSEY) LIMITED

/s/ Luc Guillou
Name:	Luc Guillou
Position:	Director

For and on behalf of

COINSHARES CAPITAL MARKETS (JERSEY) LIMITED

/s/ Charles Butler
Name:	Charles Butler
Position:	Director